Earnings (Loss) Per Share (Details) - USD ($)		6 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Numerator:
Net (loss) income attributable to ordinary shareholders for computing net (loss) income per ordinary share - basic and diluted	[1]	$ (4,749,225)	$ 7,322,947	$ 3,973,144
Denominator:
Weighted average number of shares used in calculating net income per ordinary share - basic and diluted		9,618,852	9,323,108	5,921,144
Net (loss) income per ordinary share - basic		$ (0.49)	$ 0.79	$ 0.67
Net (loss) income per ordinary share - diluted		$ (0.49)	$ 0.79	$ 0.67

[1]	The 6,175,710 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the six months ended December 31, 2016 was lower than the warrants exercise price. The loss on valuation of warrants for the six months ended December 31, 2016, 2015 and 2014 were $707,103, $7,198,191 and nil, respectively.